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                                                                  EXHIBIT 10.167

                      FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made this
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28/th/ day of February, 2000 by and between PPD DEVELOPMENT, INC., a Texas corporation formerly known as PPD Pharmaco, Inc. (hereinafter, the "Tenant"),
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and DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, successor in interest to Weeks Realty, L.P., (hereinafter, the "Landlord").
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                                  WITNESSETH:

     WHEREAS, pursuant to a Lease Agreement dated December 16, 1998 by and between Landlord and Tenant (the Lease Agreement, and all amendments thereto shall be referred to herein collectively as the "Lease"), Landlord leased to
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Tenant certain premises in a building located in Morrisvile, Wake County, North
Carolina 27560 which has been provided the address of 3500 Paramount Parkway, all as more particularly described in the Lease; and

     WHEREAS, the parties desire to modify the Lease to, modify its provisions regarding the termination of certain lease agreements between Landlord and Tenant, as provided herein.

     NOW, THEREFORE, in consideration of cash in hand paid and the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to amend and modify the Lease as follows:

     1.  Premises.   The Lease is hereby modified to reflect a corrected rental
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square footage of 61,603 rentable square feet.

     2.  Effective Date.    The provisions of this Amendment shall be and become
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effective as of the day and year first above written.

     3.  Severability.   In the event any term, covenant or condition of this
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Amendment, the Lease, or any amendments thereto shall to any extent be invalid or unenforceable, the remainder shall not be affected thereby and each term, covenant or condition shall be valid and enforceable to the full extent permitted by law.

     4.  Successors and Assigns.   This Amendment shall apply to, inure to the
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benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise provided herein.

     5.  Authority of Tenant.   Tenant certifies to Landlord that it is
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authorized to enter into this Amendment, and that those persons signing below on its behalf are authorized to do so, and shall promptly upon the request of Landlord provide a resolution to this effect.
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     6.  Interpretation.   Although the printed provisions of this Amendment
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were drafted by Landlord, such fact shall not cause this Amendment to be construed either for or against Landlord or Tenant.

     7.  Full Force and Effect.   Except as modified hereby, the Lease remains
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unmodified and in full force and effect.

     8.  Governing Law.   This Amendment shall be governed by and construed in
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accordance with the laws of the State of North Carolina.

     9.  Mutual Acknowledgement of Non-Existence of Claims.  Landlord and
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Tenant acknowledge and agree that as of the day hereof there are no known claims by either party against the other party hereto arising from the relationship as Landlord and Tenant, respectively, pursuant to the Lease, as amended.

     10. Confidentiality.   The terms and provisions of the Lease, and this
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Amendment are strictly confidential, are to be shared by Tenant only with its accountant, employees, and attorneys, and each of those parties shall be advised of the confidential nature of the Lease, and this Amendment.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]
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     IN WITNESS WHEREOF, the parties hereto have hereunto executed this
Amendment causing their respective seals to be affixed hereto the day and year first above written.

                               LANDLORD:

                               DUKE-WEEKS REALTY, LIMITED PARTNERSHIP,
                               an Indiana limited partnership

                               BY: DUKE-WEEKS REALTY CORPORATION, an
                                   Indiana corporation, its sole general partner



                               By: /s/ Dave Lindner
                                   ----------------
                                   Dave Lindner,
                                   Senior Vice President


                               TENANT:

                               PPD DEVELOPMENT, INC., a Texas
                               corporation qualified to do business in
                               North Carolina


ATTEST:

By: /s/ Fred B. Davenport      By: /s/ Fred Eshelman
    ---------------------          -----------------
        Secretary                      President


[CORPORATE SEAL]

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